                                                                EXHIBIT 10.21

==============================================================================


                            SHAREHOLDER'S AGREEMENT

                                    BETWEEN

                         SILVERLEAF VACATION CLUB, INC.

                                      AND

                              SHARON K. BRAYFIELD


===============================================================================

                               TABLE OF CONTENTS


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ARTICLE I
GENERAL PROVISIONS.............................................................  1

        Section 1.1.  Statement of Intent......................................  1
        Section 1.2.  Interests Subject to Agreement...........................  1
        Section 1.3.  General Definitions for Agreement........................  1

                (a)    Agreement...............................................  1
                (b)    Disability..............................................  1
                (c)    Offer...................................................  2
                (d)    Offered Shares..........................................  2
                (e)    Shares..................................................  2
                (f)    Shareholder.............................................  2
                (g)    Purchase Price..........................................  2
                (h)    Transfer................................................  2

ARTICLE II
DETERMINATION OF PURCHASE PRICE................................................  2

        Section 2.1.   Agreement as to Purchase Price..........................  2
        Section 2.2.   Determination of Purchase Price.........................  3

                (a)    Computation of Corporation's Net Book Value.............  3
                (b)    Purchase Price for Shares...............................  3

ARTICLE III
RESTRICTIONS ON LIFETIME TRANSFER OF SHARES....................................  3

        Section 3.1.   Restrictions on Lifetime Transfers......................  3
        Section 3.2.   Lifetime Offer of First Refusal.........................  4
        Section 3.3.   Corporation's Option to Purchase Shares.................  4

                (a)    Offeror Shareholder's Required Notice...................  4
                (b)    Option Period...........................................  4
                (c)    Exercise of Option......................................  4

        Section 3.4.   Payment of Right of First Refusal Price by Corporation..  5

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                (a)    Closing Date of Purchase/Sale...........................  5
                (b)    Terms of Right of First Refusal Price...................  5
                (c)    Prepayment Privilege....................................  5

        Section 3.5.   Expiration of Lifetime Transfer Restrictions............  5

                (a)    Legal Opinion...........................................  5
                (b)    Reimbursement for Expenses..............................  6
                (c)    Assumption of Agreement.................................  6
                (d)    Failure to Transfer.....................................  6

ARTICLE IV
OPTION TO PURCHASE UPON TERMINATION OF EMPLOYMENT..............................  6

        Section 4.1.   Purchase Option of Corporation..........................  6

                (a)    Purchase Price..........................................  6
                (b)    Option..................................................  6
                (c)    Exercise of Option......................................  6

        Section 4.2.   Payment of Purchase Price by Corporation................  7

                (a)    Closing Date of Purchase/Sale...........................  7
                (b)    Payment for Interest....................................  7

        Section 5.5.   Notice Provision........................................  8

                (a)    To the Corporation......................................  9
                (b)    To the Shareholder......................................  9

        Section 5.6.   Entire Agreement........................................  9
        Section 5.7.   Amendment of Agreement..................................  9
        Section 5.8.   Termination of Agreement................................  9
        Section 5.9.   Interpretation of Agreement.............................  9
        Section 5.10.  Specific Performance of Agreement....................... 10
        Section 5.11.  Execution of Agreement in Counterparts.................. 10
        Section 5.12.  Binding Effect of Agreement............................. 10
        Section 5.13.  Gender and Number....................................... 11
        Section 5.14.  Execution of Additional Instruments..................... 11


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
        Section 5.15.  Strict Construction..................................... 11
        Section 5.16.  Effective Date.......................................... 11

EXHIBIT "A"
STOCK OWNERSHIP

EXHIBIT "B"
PROMISSORY NOTE

                            SHAREHOLDER'S AGREEMENT
                                    BETWEEN
                         SILVERLEAF VACATION CLUB, INC.
                                      AND
                              SHARON K. BRAYFIELD

  THIS SHAREHOLDER'S AGREEMENT (the "Agreement") is executed between SILVERLEAF VACATION CLUB, INC., a Texas corporation (the "Corporation"), and SHARON K. BRAYFIELD ("Shareholder") to provide for the orderly disposition of shares of stock in the Corporation.



                                   ARTICLE I

                               GENERAL PROVISIONS

        Section 1. 1. Statement of Intent. The Shareholder owns the shares of stock of the Corporation reflected on the attached Exhibit "A" and is an employee of the Corporation. The Corporation and the Shareholder have agreed in this Agreement to various restrictions, options and purchase obligations concerning the Shares of stock of the Corporation.

         Section 1.2. Interests Subject to Agreement. All interests in the Shares now owned by the Shareholder are subject to the terms and provisions of this Agreement. In the event the Corporation issues additional Shares in the future to the Shareholder, the Shares shall be issued subject to the restrictions, conditions and options contained in this Agreement.

         Section 1.3. General Definitions for Agreement. The following terms shall have the indicated meanings for purposes of this
Agreement:

         (a) Agreement: References to "Agreement" shall mean this Shareholder's Agreement, including any amendments made hereto.

         (b)  Disability: References in this Agreement to
   "Disability" shall mean the physical or mental incapacity of the Shareholder which prevents the

         Shareholder from performing the usual duties of her employment with the Corporation for a consecutive period of THREE (3) months.

                 (c) Offer: References in this Agreement to "Offer" shall mean the offer which an Offeror Shareholder is required to make as provided by this Agreement. All Offers must be in writing, disclose the full name and address of the proposed transferee, disclose the transferee's qualifications to be a Shareholder of the Corporation, and the full terms, conditions and purchase price of the proposed Transfer.

                 (d) Offered Shares: References in this Agreement to "Offered Shares" shall mean the Shares of the Shareholder subject to the Offer that the Shareholder is required to make as provided in this Agreement.

                 (e) Shares: References in this Agreement to "Shares" shall mean the issued and outstanding shares of stock of the Corporation owned by the Shareholder from time to time.

                 (f) Shareholder: References in this Agreement to the "Shareholder" shall mean the Shareholder, her heirs, successors, representatives, executors, transferees and assigns.

                 (g) Purchase Price: References in this Agreement to the "Purchase Price" shall mean the amount of consideration which the Shareholder shall receive under this Agreement on the sale of her Shares under this Agreement.

                 (h) Transfer: References in this Agreement to "Transfer" shall mean the sale, transfer, assignment, pledge, encumbrance, alienation or any other disposition or hypothecation of any Share(s), whether voluntary or involuntary.


                                   ARTICLE II

                        DETERMINATION OF PURCHASE PRICE

               Section 2.1. Agreement as to Purchase Price. The Shareholder agrees that the determination of the Purchase Price of the Shareholder's Shares shall be made under the provisions of Section 2.2 as to all sales and purchases of Shares that are made under the terms of this Agreement, except as otherwise specifically provided for in this Agreement.

                 Section 2.2. Determination of Purchase Price. The Purchase Price of each Share shall be determined in accordance with the following provisions:

                 (a) Computation of Corporation's Net Book Value: The representatives of the Corporation shall first determine the net book value of the Corporation, computed in accordance with the accounting procedures and practices historically employed for these purposes.
         The Corporation and the Shareholder hereby agree that the computation of the net book value of the Corporation shall be made by utilizing the net book value of corporate assets reduced by all accrued expenses and liabilities of the Corporation as reflected by the Corporation's balance sheet prepared as of the last day of the month immediately preceding the applicable Offer Date. The Corporation and the Shareholder, however, hereby further agree that deferred taxes shall be accrued as a liability based on the maximum corporate tax rates and that such computations shall not include any value for good will, control premiums, nor valuation discounts based upon minority interests or marketability factors. The Corporation shall not be required to retain the services of independent certified public accountants for these purposes, nor shall the applicable financial statement(s) be required to be certified.

                 (b) Purchase Price for Shares: The Purchase Price for the Shareholder's Shares shall be determined by dividing the number of her Shares by the total number of all Shares of the Corporation that are issued and outstanding as of the applicable Offer Date, multiplied by the net book value of the Corporation as determined above.

                                  ARTICLE III

                  RESTRICTIONS ON LIFETIME TRANSFER OF SHARES

                 Section 3.1. Restrictions on Lifetime Transfers. No Shares shall be Transferred without the prior written consent of the Board of Directors of the Corporation, without first complying with the conditions and provisions of this Agreement. The Shareholder shall not execute any agreement Transferring the Shares or any part thereof or otherwise act to create new rights as to the Shares or any part thereof, except in compliance with this Agreement, and any attempt to do so shall be void and of no force nor effect.

                 Section 3.2. Lifetime Offer of First Refusal. If the Shareholder (the "Offeror Shareholder") desires to Transfer all or any portion of her Shares, the Offeror Shareholder must first make a written offer (the "Offer") to sell all of such Shares to the Corporation. The Offer shall give the Corporation the right to purchase the Shares at a price (the "Right of First Refusal Price") equal to the lesser of (i) the Purchase Price as determined under Article II, above, or (ii) the amount of consideration which the Offeror Shareholder is entitled to receive under the terms of the proposed Transfer.

                Section 3.3. Corporation's Option to Purchase Shares. The Corporation shall have the option to purchase all or any portion of the Shares which the Offeror Shareholder desires to sell pursuant to the following provisions:

                 (a) Offeror Shareholder's Required Notice: The Offeror Shareholder shall deliver a written notice to the Board of Directors specifying therein the name of the proposed Transferee, the number of Shares, the total consideration to be received for such Shares, and all other terms, provisions and conditions of the proposed Transfer.

                 (b) Option Period: The Corporation may exercise its option to purchase any part of the Offered Shares at any time within THIRTY (30) days after the latter of: [1] receipt of the Offer to sell, and [2] the date of the determination of the Right of First Refusal Price of the Shares.

                 (c) Exercise of Option: The Corporation shall give written notice within such option period to the Offeror Shareholder of the number of Shares which it agrees to purchase. The failure of the Corporation to notify the Offeror Shareholder within this option period shall constitute a rejection of the Offer.

                 Section 3.4. Payment of Right of First Refusal Price by Corporation. In the event the Corporation exercises its option to purchase all or any portion of the Offered Shares, the Right of First Refusal Price shall be paid pursuant to the following provisions:

                 (a) Closing Date of Purchase/Sale: The Corporation shall give the Offeror Shareholder written notice of the time and place of the closing. The closing shall be within THIRTY (30) days after the date of the Corporation's notice of its election to exercise its option.

                 (b) Terms of Right of First Refusal Price: The Corporation shall pay no less than TEN PERCENT (10%) of the total Right of First Refusal Price at closing, payable in cash or by check. The Corporation shall have the right and option to pay all or any greater amount in cash. The balance of the Right of First Refusal Price shall be payable by the execution and delivery of a promissory note at closing, the terms and provisions of which are the same as the form which is attached as Exhibit "B" to this Agreement.

                 (c) Prepayment Privilege: The Corporation shall have the sole and absolute right to prepay all or any part of the Right of First Refusal Price at any time, without penalty.

               Section 3.5. Expiration of Lifetime Transfer Restrictions. The Offeror Shareholder shall have the right to Transfer all or any part of such Offered Shares that the Corporation elects not to purchase, provided that the Transfer is made under the same terms, conditions and price as originally proposed and set forth in the Offer. The Offeror Shareholder's right to Transfer under this Section shall exist for a period of THIRTY (30) days after the expiration of the option period specified by Section 3.3, above. The Offeror Shareholder's right shall, however, be subject to the following conditions:

                 (a) Legal Opinion: At the discretion of the Corporation, the Corporation may require the Offeror Shareholder, at her expense, to provide the Corporation with a legal opinion satisfactory to counsel for the Corporation that the Transfer does not violate the registration requirements of the federal or applicable state securities laws.

                 (b) Reimbursement for Expenses: The Offeror Shareholder shall reimburse the Corporation for expenses incurred with respect to the Transfer, including but not limited to, all legal fees incurred by the Corporation.

                 (c) Assumption of Agreement: The transferee of such Shares ["the Third Party Transferee"] shall be subject to all of the terms, provisions and conditions of this Agreement, including, but not limited to, all of the restrictions, conditions and options contained herein. The Third Party Transferee shall execute and deliver to the Corporation an original counterpart of this Agreement.

                 (d) Failure to Transfer: If any of the Offered Shares are not

         Transferred within the THIRTY (30) day period described in this Section, or if the Offeror Shareholder desires to change the transferee, terms or price as set forth in the Offer, the Offeror Shareholder, if she desires to transfer the Shares, must re-offer the Shares to the Corporation in accordance with the provisions of this Article.


                                   ARTICLE IV

               OPTION TO PURCHASE UPON TERMINATION OF EMPLOYMENT

               Section 4. 1. Purchase Option of Corporation. The Corporation shall have the option to purchase all or any portion of the Shares of the Shareholder when her employment with the Corporation is terminated by reason of her Disability, retirement, resignation, termination (whether voluntarily or involuntarily), or death pursuant to the following provisions:

                 (a) Purchase Price: The Purchase Price for the Shares shall be determined under Article II, above, as of the last day of the month preceding the Shareholder's termination.

                 (b) Option: The Corporation may exercise its option to purchase any part of the Shares at any time within FIVE (5) years after the date of employment termination.

                 (c) Exercise of Option: The Corporation shall be given written notice within such option period to the Shareholder [or her legal representatives] of the number of Shares which it agrees to purchase.

               Section 4.2. Payment of Purchase Price by Corporation. In the event the Corporation exercises its option to purchase all or any portion of the Shares pursuant to this Article, the Purchase Price of the Shares shall be paid pursuant to the following provisions:

                 (a) Closing Date of Purchase/Sale: The Corporation shall give the Shareholder or persons in possession of the Shares written notice of the time and place of the closing.

                 (b) Payment for Interest: The Corporation shall make a down payment in cash at Closing equal to at least TEN PERCENT (10%) of the Purchase Price. The Corporation shall have the right and option to pay all or any greater amount in cash. The balance of the Purchase Price shall be payable by the execution and delivery of a promissory note in an initial principal amount equal to the balance of the Purchase Price, and being in the form attached as Exhibit "B" to this Agreement.


                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

                 Section 5.1. Deemed Offer on Involuntary Transfer of Shares. The Shareholder, her representatives, and any person seeking to foreclose upon or otherwise acquire any of the Shares through involuntary procedures shall be required to send written notice by certified mail, return receipt requested, to the Corporation prior to any involuntary Transfer and/or foreclosure upon any Shares, including, but not limited to, any Shares which have been pledged or otherwise encumbered with the consent of the Corporation. The required notice shall disclose in full the nature and details of the involuntary transfer or foreclosure. Upon receipt of the written notice, the Shareholder shall be deemed to have made a written offer to sell such Shares under Article III of this Agreement, and the Corporation shall have the option to purchase such Shares under the terms of Article III of this Agreement, free and clear of any claim of the person seeking to foreclose upon or otherwise acquire such Shares, except as to any interest such person may have in the amount to be paid for the Shares.

                 Section 5.2. Filing of Agreement. An executed copy of this Agreement shall be filed with the Corporation. The Corporation shall furnish free of charge to the Shareholder a copy of this Agreement upon written request.

                 Section 5.3. Endorsement of Stock Certificates. Each Share certificate for the Shares shall be endorsed with the following statement:
"No transfer of this stock of the Corporation shall be effective without compliance with, or written waiver by the Corporation of, the terms, provisions and conditions of the Shareholder's Agreement between the Corporation and the Shareholder on file at the Company's principal place of business."

                 The Shareholder shall return to the Secretary of the Corporation any certificate for Shares which she now holds for the addition of this required statement.

                Section 5.4. Compliance with Law. In the event the Corporation would otherwise be prohibited pursuant to the provisions of the Texas Business Corporation Act from purchasing any Shares, the Corporation and the Shareholder hereby agree to take such actions deemed reasonable to permit the Corporation to purchase such Shares, including, without limitation, revaluation of assets or reallocation of the stated capital of the Corporation.

               Section 5.5. Notice Provision. Any notice, payment, demand or communication required or permitted to be given by any provision of this Agreement shall be deemed to have been effectively given and received on the date personally delivered to the respective party to whom it is directed, or when deposited by registered or certified mail, with postage and charges prepaid and addressed as follows:

                 (a) To the Corporation: If to the Corporation, they shall be addressed to the Corporation at the address of its principal place of business in Dallas, Texas.

                 (b) To the Shareholder: If to the Shareholder, they shall be addressed to the Shareholder at the address on file with the Corporation.

Any party may change its notice address by delivering a written change of address to the other party.

                 Section 5.6. Entire Agreement. This Agreement constitutes the entire understanding of the parties and supersedes all prior agreements, whether written or oral, between the parties with respect to the subject matter of this Agreement.

                 Section 5.7. Amendment of Agreement. No amendment, modification or alteration of the terms of this Agreement shall be binding unless in writing, dated subsequent to the date of this Agreement, and executed by the Corporation and the Shareholder.

                 Section 5.8. Termination of Agreement. This Agreement shall terminate upon the written consent of the Corporation and the Shareholder.

                 Section 5.9. Interpretation of Agreement. This Agreement shall be construed under and in accordance with the laws of the State of Texas, and all obligations that the parties created hereunder are performable in Dallas County, Texas. In the event that judicial proceedings are instituted to enforce any of the provisions of this Agreement, it shall be brought in a court of competent jurisdiction in Dallas County, Texas. If any term or provision of this Agreement is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement. No headings or caption contained in this Agreement shall be considered in interpreting any of its terms or provisions.

                 Section 5.10. Specific Performance of Agreement. The parties hereby agree that it is impossible to measure in money the damages which will accrue to a party by reason of a failure to perform any of the obligations under this Agreement. Therefore, if any party or the personal representatives of the Shareholder shall institute any action or proceeding to enforce the provisions of this Agreement, any person, including the Corporation, against whom such action or proceeding is brought hereby waives the claim or defense that such party or such personal representative has or have an adequate remedy at law, and such person shall not urge in any such action or proceeding the claim or defense that such remedy at law exists.

                 If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees and all other costs and expenses of litigation from the other party, which amounts may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which amounts shall be in addition to any other relief which may be awarded.

                 Section 5.11. Execution of Agreement in Counterparts. This Agreement and any amendment may be executed in any number of counterparts, either by the parties or their duly authorized attorneys-in-fact, with the same effect as if all parties had signed the same document.

                 Section 5.12. Binding Effect of Agreement. Subject to the limitations on transferability and assignment contained in this Agreement, each and all of the covenants, terms and provisions shall be binding upon and inure to the benefit of the successors, transferees, heirs and assigns of the respective parties.

                 Section 5.13. Gender and Number. Wherever the context shall so require, all words herein in the male gender shall be deemed to include the female or neuter gender, all singular words shall include the plural and all plural words shall include the singular.

                 Section 5.14. Execution of Additional Instruments. The Corporation and the Shareholder shall execute and deliver to any parties so requesting such additional instruments and documents as may be reasonably required to implement the terms and provisions of this Agreement.

                 Section 5.15. Strict Construction. This Agreement shall not be strictly construed against any party hereto.

                 Section 5.16. Effective Date. This Agreement shall be effective as of December 29, 1995.

DATES:                               CORPORATION:

                                     SILVERLEAF VACATION CLUB, INC.,
                                     a Texas corporation


December 29, 1995                    By: /s/ ROBERT E. MEAD
                                         ---------------------------------------
                                         Robert E. Mead, Chief Executive Officer


                                     SHAREHOLDER:



December 29, 1995                    By: /s/ SHARON K. BRAYFIELD
                                         ---------------------------------------
                                         Sharon K. Brayfield

                                  EXHIBIT "A"

                                STOCK OWNERSHIP


             Shareholders                         Number of Shares


             Sharon K. Brayfield                         120
                                                  ----------------

                                  EXHIBIT "B"
                              __________________

                                PROMISSORY NOTE



Date:   ______________ , 19 __

Maker:  ______________________

Payee:  ______________________


Place for Payment: ______________________


Principal Amount: _______________________


Annual Interest Rate on Unpaid
Principal from Date of Funding:   The greater of Ten Percent (10%) or the
                                  applicable Federal rate as determined and adjusted from time to time for purposes of
                                  Section 7872(f)(2)(B) of the Internal Revenue
                                  Code of 1986, as amended.

Terms of Payment:   The principal balance of this Note shall be payable
                    in five (5) equal annual installments, commencing one (1) year after date. Accrued but unpaid interest shall be payable together with each principal payment.

Annual Interest Rate on
Matured, Unpaid Amounts:          Fifteen Percent (15%)

               Maker promises to pay to the order of Payee at the place for payment and according to the terms of payment the principal amount plus interest at the rates stated above. All unpaid amounts shall be due by the final scheduled payment date.

               On default in the payment of this note and Maker's failure to cure such default within ten (10) days after receipt of written notice of such default from Payee, it shall become immediately due at the election of Payee. Maker and each surety, endorser and guarantor waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, protest and notices of protest, except for such notice of default.

               If this note is given to any attorney for collection, or if suit is brought for collection, or if it is collected through probate, bankruptcy or other judicial proceedings, then Maker shall pay Payee reasonable attorneys' fees in addition to other amounts due. Reasonable attorneys' fees shall be 10% of all amounts due unless either party pleads otherwise.

          Interest on the debt evidenced by this note shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited on the principal of the debt or, if that has been paid, refunded. On any acceleration or required or permitted prepayment, any such excess shall be cancelled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the debt, or if the principal of the debt has been paid, refunded. This provision overrides other provisions in this and all other instruments concerning the debt.

         Each Maker is responsible for all obligations represented by this note.

         When the context requires, singular nouns and pronouns include the plural.

                                           MAKER:


                                           ________________________________


                                      B-2